EXHIBIT 99.2




                           MASTER TERMS SALE AGREEMENT

            This Master Terms Sale Agreement, dated as of December 15, 2005 ("Master Terms Sale Agreement"), among SLC Student Loan Receivables I, Inc. (in such capacity, the "Seller"), SLC Student Loan Trust 2005-3 (in such capacity, the "Purchaser") and Citibank, N.A., not in its individual capacity but solely as Eligible Lender Trustee (the "Eligible Lender Trustee") for the benefit of the Seller under the Eligible Lender Trust Agreement, dated as of December 15, 2005, between the Seller and the Eligible Lender Trustee, and as Eligible Lender Trustee for the benefit of the Purchaser under the Eligible Lender Trust Agreement, dated as of December 15, 2005, between the Purchaser and the Eligible Lender Trustee, shall be effective upon execution by the parties hereto. References to the Seller and the Purchaser herein mean the Eligible Lender Trustee for all purposes involving the holding or transferring of legal title to the Trust Student Loans.

            WHEREAS, the Seller is the beneficial owner of certain student loans guaranteed under the Higher Education Act, legal title to which student loans is held by the Eligible Lender Trustee on behalf of the Seller;

            WHEREAS, legal title to such loans is vested in the Eligible Lender Trustee, as trustee for the benefit of the Seller as the sole beneficiary;

            WHEREAS, the Seller may desire to sell its interest in such loans from time to time and the Purchaser may desire to purchase such loans from the Seller; and

            WHEREAS, the Eligible Lender Trustee is willing to hold legal title to, and serve as eligible lender trustee with respect to, such loans for the benefit of the Purchaser.

            NOW, THEREFORE, in connection with the mutual promises contained herein, the parties hereto agree as follows:

Section 1. Terms. This Master Terms Sale Agreement establishes the terms under which the Seller (and with respect to legal title, the Eligible Lender Trustee on behalf of the Seller) may sell, and the Purchaser (and with respect to legal title, the Eligible Lender Trustee on behalf of the Purchaser) may purchase, the Loans (and all obligations of the Borrowers thereunder) specified on each Sale Agreement as the parties may execute from time to time pursuant to this Master Terms Sale Agreement. Each such Sale Agreement shall be substantially in the form of Attachment A hereto, incorporating by reference the terms of this Master Terms Sale Agreement, and shall be a separate agreement among the Seller, the Purchaser and the Eligible Lender Trustee on behalf of the Purchaser and the Seller with respect to the Loans covered by the terms of such Sale Agreement for all purposes. If the terms of a Sale Agreement conflict with the terms of this Master Terms Sale Agreement, the terms of such Sale Agreement shall supersede and govern.

            Section 2. Definitions. Capitalized terms used but not otherwise defined herein, including in the related Sale Agreement and Bill of Sale, shall have the definitions set forth in Appendix A to the Indenture, dated as of December 15, 2005, among SLC Student Loan Trust 2005-3 (the "Trust"), the Eligible Lender Trustee on behalf of the Trust, Wachovia Bank, National Association, as indenture trustee (the "Indenture Trustee") and Citibank, N.A., as indenture administrator (the "Indenture Administrator"), as may be amended or supplemented from time to time.

            For purposes hereof:

            (A) "Account" means all of the Eligible Loans hereunder of one (1) Borrower that are of the same Loan type made under the identical subsection of the Higher Education Act and in the same status.

            (B) "Bill of Sale" means each document in the form of Attachment C hereto, executed by an authorized officer of the Seller, the Eligible Lender Trustee on behalf of the Seller, the Purchaser and the Eligible Lender Trustee for the benefit of the Purchaser, which shall (i) set forth the Purchased Loans offered by the Seller and the Eligible Lender Trustee on behalf of the Seller and accepted for purchase by the Purchaser (legal title to which shall be held by the Eligible Lender Trustee on behalf of the Purchaser), (ii) sell, assign and convey to the Purchaser and its assignees all right, title (and with respect to legal title, to the Eligible Lender Trustee on behalf of the Purchaser) and interest of the Seller and of the Eligible Lender Trustee on behalf of the Seller, in the Loans listed on that Bill of Sale and (iii) certify that the representations and warranties made by the Seller pursuant to Sections 5(A) and
(B) of this Master Terms Sale Agreement are true and correct.

            (C) "Borrower" means the obligor on a Loan.

            (D) "Consolidation Loan" means a Loan made pursuant to and in full compliance with Section 428C of the Higher Education Act.

            (E) "Cutoff Date" means the Payment Cutoff Date, and with respect to substitutions hereunder, a date agreed to by the Seller and the Purchaser to use in determining the Principal Balance and accrued interest to be capitalized for purposes of completing the Loan Transmittal Summary Form.

            (F) "Eligible Loan" means a Loan offered for sale by the Seller under the Sale Agreement dated as of the Closing Date, or substituted by the Seller under any other Sale Agreement entered into after the Closing Date, which as of the Cutoff Date, or, in the case of a Sale Agreement entered into after the Closing Date, as of the related Purchase Date, is current or not more past due than permitted under such Sale Agreement in payment of principal or interest and which meets the following criteria as of the applicable Purchase Date, in the case of any Loan substituted pursuant to this Master Terms Sale Agreement after the Closing Date:

                  (i) is a Consolidation Loan;

                  (ii) is owned by the Seller and is fully disbursed;

                  (iii) is guaranteed as to principal and interest by the
            applicable Guarantor to the maximum extent permitted by the Higher Education Act for such Loan, and such Guarantor is, in turn, reinsured by the Department of Education in accordance with the Higher Education Act;

                  (iv) bears interest at a stated rate of not less than the
            maximum rate permitted under the Higher Education Act for such Loan;

                  (v) is eligible for the payment of the quarterly special
            allowance at the three-month financial commercial paper rate;

                  (vi) if not yet in repayment status, is eligible for the
            payment of interest benefits by the Secretary or, if not so eligible, is a Loan for which interest either is billed quarterly to Borrower or deferred until commencement of the repayment period, in which case such accrued interest is subject to capitalization to the full extent permitted by the applicable Guarantor;

                  (vii) is current or no payment of principal or interest shall be more than 210 days past due;

                  (viii) contains terms in accordance with those required by
            FFELP, the Guarantee Agreement and other applicable requirements;

                  (ix) is more than 180 days past the final disbursement;

                  (x) does not have a borrower who is noted in the related
            records of the Servicer as being currently involved in a bankruptcy proceeding; and

                  (xi) is supported by the following documentation:

                  1. loan application, and any supplement thereto,

                  2. original promissory note and any addendum thereto (or a certified copy thereof if more than one loan is represented by a single promissory note and all loans so represented are not being sold) or the electronic records evidencing the same,

                  3. evidence of guarantee,

                  4. any other document and/or record which the Purchaser may be required to retain pursuant to the Higher Education Act,

                  5. if applicable, payment history (or similar document)
            including (i) an indication of the Principal Balance and the date through which interest has been paid, each as of the Cutoff Date, or, in the case of any Loan substituted pursuant to this Master Terms Sale Agreement after the Closing Date, as of the related Purchase Date and (ii) an accounting of the allocation of all payments by the Borrower or on the Borrower's behalf to principal and interest on the Loan,

                  6. if applicable, documentation which supports periods of
            current or past deferment or past forbearance,

                  7. if applicable, a collection history, if the Loan was ever in a delinquent status, including detailed summaries of contacts and including the addresses or telephone numbers used in contacting or attempting to contact Borrower and any endorser and, if required by the Guarantor, copies of all letters and other correspondence relating to due diligence processing,

                  8. if applicable, evidence of all requests for skip-tracing assistance and current address of Borrower, if located,

                  9. if applicable, evidence of requests for pre-claims
            assistance, and evidence that the Borrower's school(s) have been notified, and

                  10. if applicable, a record of any event resulting in a change to or confirmation of any data in the Loan file.

            (G) "Initial Payment" means the dollar amount specified as the "Initial Payment" in the applicable Sale Agreement.

            (H) "Loan" means the Eligible Loans evidenced by the Note sold on the Closing Date, or the Eligible Loans evidenced by the Note substituted on the related Purchase Date in the case of any Loans substituted pursuant to this Master Terms Sale Agreement after the Closing Date, pursuant to the related Sale Agreement and related documentation together with any guaranties and other rights relating thereto including, without limitation, Interest Subsidy Payments and Special Allowance Payments.

            (I) "Loan Transmittal Summary Forms" means the forms related to each Bill of Sale provided to the Seller by the Purchaser and completed by the Seller which list, by Borrower, (i) the Loans subject to the related Bill of Sale and
(ii) the outstanding Principal Balance and accrued interest thereof as of the Cutoff Date, or as of the related Purchase Date, in the case of any Loan substituted pursuant to this Master Terms Sale Agreement after the Closing Date.

            (J) "Master Terms Purchase Agreement" means the Master Terms Purchase Agreement, dated as of December 15, 2005, among The Student Loan Corporation, as Seller, Citibank, N.A., as Eligible Lender Trustee on behalf of The Student Loan Corporation, SLC Student Loan Receivables I, Inc., as Purchaser, and Citibank, N.A., as Eligible Lender Trustee on behalf of SLC Student Loan Receivables I, Inc.

            (K) "Note" means the promissory note or notes of the Borrower and any amendment thereto evidencing the Borrower's obligation with regard to a student loan guaranteed under the Higher Education Act or the electronic records evidencing the same.

            (L) "Payment Cutoff Date" means the Closing Date or, in the case of Loans substituted pursuant to this Master Terms Sale Agreement after the Closing Date, the related Purchase Date as specified in the related Sale Agreement.

            (M) "PLUS Loan" means a Loan which was made pursuant to the PLUS Program established under Section 428B of the Higher Education Act (or predecessor provisions).

            (N) "Principal Balance" means the outstanding principal amount of the Loan, plus interest expected to be capitalized (if any), less amounts which may not be insured (such as late charges).

            (O) "Purchase Date" means with respect to any purchase or substitution, the date of the related Bill of Sale.

            (P) "Purchase Price" means the Initial Payment.

            (Q) "Purchased Loans" means, with respect to each Sale Agreement, the Loans offered for sale and purchased or substituted pursuant to such Sale Agreement.

            (R) "Sale Agreement" means a Sale Agreement (including any attachments thereto), substantially in the form of Attachment A hereto, of which this Master Terms Sale Agreement forms a part by reference.

            (S) "Secretary" means the United States Secretary of Education or any successor.

            (T) "SLS Loan" means a Loan which was made pursuant to the Supplemental Loans for Students Program established under Section 428A of the Higher Education Act (or predecessor provisions), including Loans referred to as ALAS Loans or Student PLUS Loans.

            (U) "Stafford Loan" means a Subsidized Stafford Loan or an Unsubsidized Stafford Loan.

            (V) "Subsidized Stafford Loan" means a Loan for which the interest rate is governed by Section 427A(a) or 427A(d) of the Higher Education Act.

            (W) "Trust Certificate" means the certificate, substantially in the form of Exhibit A to the Trust Agreement, evidencing the right to receive payments thereon as set forth in Sections 2.8(m) and 2.9(f) of the Administration Agreement.

            (X) "Trust Student Loan" means any student loan that is listed on the Schedule of Trust Student Loans on the Closing Date plus any student loan that is permissibly substituted for a Trust Student Loan by the Depositor pursuant to Section 6 of the Sale Agreement or by the Servicer pursuant to
Section 3.5 of the Servicing Agreement, but shall not include any Purchased Student Loan following receipt by or on behalf of the Trust of the Purchase Amount with respect thereto or any Liquidated Student Loan following receipt by or on behalf of the Trust of Liquidation Proceeds with respect thereto or following such Liquidated Student Loan having otherwise been written off by the Servicer.

            (Y) "Unsubsidized Stafford Loan" means a Loan made pursuant to
Section 428H of the Higher Education Act.

            Section 3. Sale/Purchase.

            (A) Consummation of Sale and Purchase. The sale and purchase of Eligible Loans pursuant to the Sale Agreement to be dated as of the Closing Date shall be consummated upon (i) the Purchaser's receipt from the Seller and the Eligible Lender Trustee for the benefit of the Seller of the related Bill of Sale, (ii) the payment by the Purchaser to the Seller of the Initial Payment and
(iii) the issuance to the Seller of the Trust Certificate. Upon consummation, such sale and purchase shall be effective as of the date of the Bill of Sale. The Seller and the Purchaser shall use their best efforts to perform promptly their respective obligations pursuant to the Sale Agreement with respect to each Loan.

            (B) Settlement of the Initial Payment. On the Closing Date, the Purchaser shall pay the Seller the Initial Payment by wire transfer in immediately available funds to the account specified by the Seller.

            (C) Interest Subsidy and Special Allowance Payments and Rebate Fees. The Seller shall be entitled to all Interest Subsidy Payments and Special Allowance Payments on the Loans up to but not including the related Payment Cutoff Date, and shall be responsible for the payment of rebate fees, if any, applicable to Purchased Loans accruing up to but not including the related Payment Cutoff Date. The Purchaser and the Eligible Lender Trustee on behalf of the Purchaser shall be entitled to all Special Allowance Payments and Interest Subsidy Payments on the Purchased Loans accruing from, and including, the related Payment Cutoff Date, and shall be responsible for the payment of any rebate fees applicable to Purchased Loans accruing from, and including, the Payment Cutoff Date.

            (D) Intent of the Parties. With respect to each sale of Loans pursuant to this Master Terms Sale Agreement and the related Sale Agreements, it is the intention of the Seller, the Eligible Lender Trustee and the Purchaser, and the Seller hereby warrants that, the transfer and assignment constitute a valid sale of such Loans from the Seller (and with respect to legal title, the Eligible Lender Trustee for the benefit of and on behalf of the Seller) to the Purchaser (and with respect to legal title, the Eligible Lender Trustee for the benefit of and on behalf of the Purchaser), and that the beneficial interest in and title to such Loans not be part of the Seller's estate in the event of the bankruptcy of the Seller or the appointment of a receiver with respect to the Seller. If such transfer and assignment is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser (and with respect to legal title, the Eligible Lender Trustee for the benefit of and on behalf of the Purchaser), a first priority security interest in all of its right, title and interest in, to and under such Loans, all payments of principal or interest on such Loans due after the Cutoff Date, all other payments made in respect of such Loans after the Cutoff Date and all proceeds thereof and that this Agreement shall constitute a security agreement under applicable law. If such transfer and assignment is deemed to be a pledge and not a sale, the Seller and the Eligible Lender Trustee on behalf of the Seller consent to the Purchaser and the Eligible Lender Trustee on behalf of Purchaser, hypothecating and transferring such security interest in favor of the Indenture Trustee and transferring the obligation secured thereby to the Indenture Trustee.

            Section 4. Conditions Precedent to Sale and Purchase or Substitution. Any purchase or substitution of Loans pursuant to this Master Terms Sale Agreement is subject to the following conditions precedent being satisfied (and SLC, by accepting payment, shall be deemed to have certified that all such conditions are satisfied on the date of such purchase):

            (A) Activities Prior to a Sale or Substitution. Following the execution of a Sale Agreement, the Seller shall provide any assistance requested by the Purchaser in determining that all required documentation on the related Loans is present and correct.

            (B) Continued Servicing. The Seller shall service, or cause to be serviced, all Loans as required under the Higher Education Act until the date of the Bill of Sale.

            (C) Bill of Sale/Loan Transmittal Summary Form. The Seller shall deliver to the Purchaser:

            (i) a Bill of Sale that (a) has been duly authorized, executed and delivered by an authorized officer of the Seller and the Eligible Lender Trustee for the benefit of the Seller, covering the applicable Loans offered by the Seller, (b) has been accepted by the Purchaser as set forth thereon, selling, assigning and conveying to the Purchaser and its assignees all right, title (and with respect to legal title, to the Eligible Lender Trustee on behalf of the Purchaser) and interest of the Seller and the Eligible Lender Trustee for the benefit of the Seller, including the insurance interest of the Eligible Lender Trustee for the benefit of the Seller, in each of the related Loans, and (c) states that the representations and warranties made by the Seller in Sections 5(A) and
      (B) of this Master Terms Sale Agreement are true and correct on and as of the date of the Bill of Sale; and

            (ii) the Loan Transmittal Summary Form, attached to the Bill of Sale, identifying each of the Eligible Loans which is the subject of the Bill of Sale and setting forth the unpaid Principal Balance of each such Loan.

            (D) Endorsement. The Seller and the Eligible Lender Trustee on behalf of the Seller shall provide a blanket endorsement transferring the entire interest of the Seller (and with respect to legal title, the Eligible Lender Trustee on behalf of the Seller) in the Loans to the Purchaser (and with respect to legal title, to the Eligible Lender Trustee on behalf of the Purchaser) with the form of endorsement provided for in the related Sale Agreement.

            At the direction of and in such form as the Purchaser may designate, the Seller also agrees to individually endorse any Eligible Loan as the Purchaser may request from time to time.

            (E) Officer's Certificate. The Seller shall furnish to the Purchaser, with each Bill of Sale provided in connection with each sale or substitution of Loans pursuant to this Master Terms Sale Agreement, an Officer's Certificate, dated as of the date of such Bill of Sale.

            (F) Loan Transfer Statement. Upon the Purchaser's request, the Seller shall deliver to the Purchaser one (1) or more Loan Transfer Statements (Department Form OE 1074 or its equivalent) provided by the Purchaser, executed by the Eligible Lender Trustee for the benefit of the Seller and dated the date of the related Bill of Sale. The Seller and the Eligible Lender Trustee on behalf of the Seller agree that the Purchaser and the Eligible Lender Trustee on behalf of the Purchaser may use the related Bill of Sale, including the Loan Transmittal Summary Form attached to that Bill of Sale, in lieu of OE Form 1074, as official notification to the Guarantor of the assignment by the Seller and the Eligible Lender Trustee on behalf of the Seller to the Purchaser and the Eligible Lender Trustee on behalf of the Purchaser of the Loans listed on the related Bill of Sale.

            (G) Power of Attorney. The Seller and the Eligible Lender Trustee on behalf of the Seller hereby grant to the Purchaser and the Eligible Lender Trustee on behalf of the Purchaser, an irrevocable power of attorney, which power of attorney is coupled with an interest, to individually endorse or cause to be individually endorsed in the name of the Seller and the Eligible Lender Trustee for the benefit of the Seller any Eligible Loan to evidence the transfer of such Eligible Loan to the Eligible Lender Trustee on behalf of the Purchaser and to transfer or to cause to be transferred any Note from SLC or the Servicer to the Purchaser or any custodian on its behalf.

            Section 5. Representations and Warranties of Seller and Eligible Lender Trustee.

            (A) General. The Seller and the Eligible Lender Trustee represent and warrant to the Purchaser that with respect to a portfolio of Loans as of the date of each Sale Agreement and Bill of Sale:

            (i) The Eligible Lender Trustee is an eligible lender or other qualified holder of loans originated pursuant to the Federal Family Education Loan Program established under the Higher Education Act;

            (ii) The Eligible Lender Trustee is duly incorporated and existing under the laws of its governing jurisdiction;

            (iii) The Seller is duly incorporated and existing under the laws of the state of Delaware;

            (iv) The Eligible Lender Trustee and the Seller have all requisite power and authority to enter into and to perform the terms of this Master Terms Sale Agreement and that Sale Agreement and Bill of Sale; and

            (v) The Eligible Lender Trustee and the Seller will not, with respect to any Loan purchased under Sale Agreements executed pursuant to this Master Terms Sale Agreement, agree to release any Guarantor from any of its contractual obligations as an insurer of such Loan or agree otherwise to alter, amend or renegotiate any material term or condition under which such Loan is insured, except as required by law or rules and regulations issued pursuant to law, without the express prior written consent of the Purchaser.

            (B) Particular. The Seller and the Eligible Lender Trustee represent and warrant to the Purchaser as to the Purchased Loans purchased by the Purchaser or substituted by the Seller under the related Sale Agreement and each Bill of Sale executed pursuant to this Master Terms Sale Agreement as of the date of the related Sale Agreement, or as of the date otherwise noted:

            (i) The Eligible Lender Trustee for the benefit of the Seller has good and marketable title to, and is the sole owner of, the Purchased Loans, free and clear of all security interests, liens, charges, claims, offsets, defenses, counterclaims or encumbrances of any nature and no right of rescission, offsets, defenses, or counterclaims have been asserted or threatened with respect to those Loans;

            (ii) This Master Terms Sale Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Purchased Loans in favor of the Eligible Lender Trustee, which security interest is prior to all other security interests, liens, charges, claims, offsets, defenses, counterclaims or encumbrances, and is enforceable as such as against creditors of and purchasers from the Eligible Lender Trustee and the Seller;

            (iii) The Purchased Loans constitute "Accounts" within the meaning of the applicable UCC and are within the coverage of Sections 432(m)(1)(E) and 439(d)(3) of the Higher Education Act;

            (iv) As of the Cutoff Date, or, in the case of any purchase following the Closing Date, as of the date of the related Sale Agreement, the Purchased Loans are Eligible Loans and the description of the Loans set forth in the related Sale Agreement and the related Loan Transmittal Summary Form is true and correct;

            (v) The Eligible Lender Trustee and the Seller are authorized to sell, assign, transfer, substitute and repurchase the Purchased Loans; and the sale, assignment and transfer of such Loans is or, in the case of a Loan repurchase or substitution by the Seller and or the Eligible Lender Trustee, will be made pursuant to and consistent with the laws and regulations under which the Seller and the Eligible Lender Trustee operate, and will not violate any decree, judgment or order of any court or agency, or conflict with or result in a breach of any of the terms, conditions or provisions of any agreement or instrument to which the Eligible Lender Trustee or the Seller is a party or by which the Eligible Lender Trustee or the Seller or its property is bound, or constitute a default (or an event which could constitute a default with the passage of time or notice or both) thereunder;

            (vi) The Purchased Loans are each in full force and effect in accordance with their terms and are legal, valid and binding obligations of the respective Borrowers thereunder subject to no defenses (except the defense of infancy);

            (vii) No consents and approvals are required by the terms of the Purchased Loans for the consummation of the sale of the Purchased Loans hereunder to the Eligible Lender Trustee;

            (viii) As of the Cutoff Date, or, in the case of any purchase following the Closing Date, as of the date of the related Sale Agreement, each Loan has been duly made and serviced in accordance with the provisions of the Federal Family Education Loan Program established under the Higher Education Act, and has been duly insured by a Guarantor; as of the Cutoff Date, or, in the case of any purchase following the Closing Date, as of the related Sale Agreement, such guarantee is in full force and effect and is freely transferable to the Eligible Lender Trustee for the benefit of the Purchaser as an incident to the purchase of each Loan; and all premiums due and payable to such Guarantor shall have been paid in full as of the date of the related Bill of Sale;

            (ix) Any payments on the Purchased Loans received by the Eligible Lender Trustee for the benefit of the Seller that have been allocated to the reduction of principal and interest on such Purchased Loans have been allocated on a simple interest basis; the information with respect to the Loans as of the Cutoff Date or, in the case of any substituted Loans, the related Payment Cutoff Date, as stated on the Loan Transmittal Summary Form is true and correct;

            (x) Due diligence and reasonable care have been exercised in the making, administering, servicing and collecting on the Purchased Loans and, with respect to any Loan for which repayment terms have been established, all disclosures of information required to be made pursuant to the Higher Education Act have been made;

            (xi) All origination fees authorized to be collected pursuant to
      Section 438 of the Higher Education Act have been paid to the Secretary;

            (xii) Each Loan has been duly made and serviced in accordance with the provisions of all applicable federal and state laws;

            (xiii) No Loan is more than two hundred ten (210) days past due as of the Cutoff Date, or, in the case of any purchase following the Closing Date, as of the date of the related Sale Agreement, and no default, breach, violation or event permitting acceleration under the terms of any Loan has arisen; and neither the Seller nor any predecessor holder of any Loan has waived any of the foregoing other than as permitted by the Basic Documents;

            (xiv) The Seller hereby warrants that the transfer and assignment herein contemplated constitute a valid sale of the Loans from the Seller and the Eligible Lender Trustee to the Eligible Lender Trustee for the benefit of the Purchaser and that the beneficial interest in and title to such Loans not be part of the Seller's estate in the event of the bankruptcy of the Seller or the appointment of a receiver with respect to the Seller;

            (xv) With respect to the first sale of Loans from the Seller (and with respect to legal title of such Loans, the Eligible Lender Trustee for the benefit of and on behalf of the Seller) to the Purchaser (and with respect to legal title of such Loans, the Eligible Lender Trustee on behalf of the Purchaser), the Seller has caused or will have caused, within ten days of the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Loans granted to the Purchaser hereunder;

            (xvi) Except for Purchased Loans executed electronically, there is only one original executed copy of the Note evidencing each Purchased Loan. For Purchased Loans that were executed electronically, the Servicer has possession of the electronic records evidencing the Note. The Notes that constitute or evidence the Purchased Loans do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Eligible Lender Trustee on behalf of SLC Receivables. All financing statements filed or to be filed the Seller in favor of the Purchaser in connection herewith describing the Loans contain a statement to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Eligible Lender Trustee";

            (xvii) Other than the security interest granted to the Purchaser pursuant to this Agreement, the Seller and the Eligible Lender Trustee have not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Purchased Loans. The Seller and the Eligible Lender Trustee have not authorized the filing of and are not aware of any financing statements against the Seller or the Eligible Lender Trustee that include a description of collateral covering the Purchased Loans other than any financing statement relating to the security interest granted to the Eligible Lender Trustee hereunder or any other security interest that has been terminated. The Seller and the Eligible Lender Trustee are not aware of any judgment or tax lien filings against the Seller or the Eligible Lender Trustee; and

            (xviii) No Borrower of a Purchased Loan as of the Cutoff Date or, in the case of any substitution following the Closing Date, as of the date of the related Sale Agreement, is noted in the related Loan File as being currently involved in a bankruptcy proceeding.

            (C) The Eligible Lender Trustee represents and warrants to the Seller that as of the date of each Sale Agreement and each Bill of Sale:

            (i) The Eligible Lender Trustee is duly incorporated and validly existing in good standing under the laws of its governing jurisdiction and has an office located within the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Master Terms Sale Agreement, that Sale Agreement and that Bill of Sale;

            (ii) The Eligible Lender Trustee has taken all corporate action necessary to authorize the execution and delivery by it of this Master Terms Sale Agreement and that Sale Agreement, and this Master Terms Sale Agreement and that Sale Agreement have been and will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Master Terms Sale Agreement and that Sale Agreement on its behalf;

            (iii) Neither the execution nor the delivery by it of this Master Terms Sale Agreement and that Sale Agreement, nor the consummation by it of the transactions contemplated hereby or thereby nor compliance by it with any of the terms or provisions hereof or thereof will contravene any Federal or Delaware state law, governmental rule or regulation governing the banking or trust powers of the Eligible Lender Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound; and

            (iv) The Eligible Lender Trustee is an "eligible lender" as such term is defined in Section 435(d) of the Higher Education Act, for purposes of holding legal title to the Trust Student Loans as contemplated by this Master Terms Sale Agreement and that Sale Agreement and the other Basic Documents, it has a lender identification number with respect to the Trust Student Loans from the Department and has in effect a Guarantee Agreement with each of the Guarantors with respect to the Trust Student Loans.

            Section 6. Repurchase of Trust Student Loans; Reimbursement. Each party to this Master Terms Sale Agreement shall give notice to the other such parties and to the Servicer, the Administrator and SLC promptly, in writing, upon the discovery of any breach of the Seller's representations and warranties made pursuant to Sections 5(A) and (B) hereof which has a material adverse effect on the interest of the Purchaser in any Trust Student Loan. In the event of such a material breach which is not curable by reinstatement of the applicable Guarantor's guarantee of such Trust Student Loan, the Seller shall repurchase any affected Trust Student Loan not later than 210 days following the earlier of the date of discovery of such material breach and the date of receipt of the Guarantor reject transmittal form with respect to such Trust Student Loan. In the event of such a material breach which is curable by reinstatement of the applicable Guarantor's guarantee of such Trust Student Loan, unless the material breach shall have been cured within 360 days following the earlier of the date of discovery of such material breach and the date of receipt of the Guarantor reject transmittal form with respect to such Trust Student Loan, the Seller shall purchase such Trust Student Loan not later than the sixtieth day following the end of such 360-day period. The Seller shall also remit as provided in Section 2.6 of the Administration Agreement on the date of repurchase of any Trust Student Loan pursuant to this Section 6 an amount equal to all non-guaranteed interest amounts and forfeited Interest Subsidy Payments and Special Allowance Payments with respect to such Trust Student Loan. In consideration of the purchase of any such Trust Student Loan pursuant to this
Section 6, the Seller shall remit the Purchase Amount in the manner specified in
Section 2.6 of the Administration Agreement.


            In addition, if any breach of Sections 5(A) and (B) hereof by the Seller does not trigger such repurchase obligation but does result in the refusal by a Guarantor to guarantee all or a portion of the accrued interest (or any obligation of the Purchaser to repay such interest to a Guarantor), or the loss (including any obligation of the Purchaser to repay the Department) of Interest Subsidy Payments and Special Allowance Payments, with respect to any Trust Student Loan affected by such breach, then the Seller shall reimburse the Purchaser by remitting an amount equal to the sum of all such non-guaranteed interest amounts and such forfeited Interest Subsidy Payments or Special Allowance Payments in the manner specified in Section 2.6 of the Administration Agreement not later than (i) the last day of the next Collection Period ending not less than 60 days from the date of the Guarantor's refusal to guarantee all or a portion of accrued interest or loss of Interest Subsidy Payments or Special Allowance Payments, or (ii) in the case where the Seller reasonably believes such losses are likely to be collected, not later than the last day of the next Collection Period ending not less than 360 days from the date of the Guarantor's refusal to guarantee all or a portion of accrued interest or loss of Interest Subsidy Payments or Special Allowance Payments. At the time such payment is made, the Seller shall not be required to reimburse the Purchaser for interest that is then capitalized, however, such amounts shall be reimbursed if the borrower subsequently defaults and such capitalized interest is not paid by the Guarantor.

            Anything in this Section 6 to the contrary notwithstanding, if as of the last Business Day of any month the aggregate outstanding principal amount of Trust Student Loans with respect to which claims have been filed with and rejected by a Guarantor or with respect to which the Servicer determines that claims cannot be filed pursuant to the Higher Education Act as a result of a breach by the Seller or the Servicer, exceeds 1% of the Pool Balance, the Seller or the Servicer shall purchase, within 30 days of a written request of the Indenture Administrator on behalf of the Indenture Trustee, such affected Trust Student Loans in an aggregate principal amount such that after such purchase the aggregate principal amount of such affected Trust Student Loans is less than 1% of the Pool Balance. The Trust Student Loans to be purchased by the Seller or the Servicer pursuant to the preceding sentence shall be based on the date of claim rejection (or the date of notice referred to in the first sentence of this Section 6), with Trust Student Loans with the earliest such date to be repurchased first.

            In lieu of repurchasing Trust Student Loans pursuant to this Section 6, the Seller may, at its option, substitute Eligible Loans or arrange for the substitution of Eligible Loans which are substantially similar on an aggregate basis as of the date of substitution to the Trust Student Loans for which they are being substituted with respect to the following characteristics:

                  (1) status (i.e., in-school, grace, deferment, forbearance or repayment),

                  (2) program type (i.e., Unsubsidized Stafford Loan or
            Subsidized Stafford Loan (pre-1993 vs. post-1993), PLUS Loan or SLS Loan, unsubsidized or subsidized Consolidation Loan),

                  (3) school type (if available),

                  (4) total return,

                  (5) principal balance, and

                  (6) remaining term to maturity.

            In addition, each substituted Eligible Loan will comply, as of the date of substitution, with all of the representations and warranties made hereunder. In choosing Eligible Loans to be substituted pursuant to this Section 6, the Seller shall make a reasonable determination that the Eligible Loans to be substituted will not have a material adverse effect on the Noteholders. In connection with each substitution a Sale Agreement and related Bill of Sale regarding such substituted Loans will be executed and delivered by the applicable parties.

            In the event that the Seller elects to substitute Eligible Loans pursuant to this Section 6, the Seller will remit to the Administrator the amount of any shortfall between the Purchase Amount of the substituted Eligible Loans and the Purchase Amount of the Trust Student Loans for which they are being substituted. The Seller shall also remit to the Administrator an amount equal to all non-guaranteed interest amounts and forfeited Interest Subsidy Payments and Special Allowance Payments with respect to the Trust Student Loans in the manner provided in Section 2.6 of the Administration Agreement.

            The sole remedy of the Purchaser, the Indenture Trustee and the Noteholders with respect to a breach by the Seller pursuant to Sections 5(A) and
(B) hereof shall be to require the Seller to purchase such Trust Student Loans, to reimburse the Purchaser as provided above or to substitute Eligible Loans pursuant to this Section 6. None of the Eligible Lender Trustee, the Indenture Trustee or the Indenture Administrator shall have a duty to conduct any affirmative investigation as to the occurrence of any condition requiring the purchase of any Trust Student Loan or the reimbursement for any interest penalty pursuant to this Section 6.

            In addition, the Eligible Lender Trustee shall have no responsibility for reviewing any Trust Student Loan or any documents in connection therewith to determine if a Trust Student Loan is an Eligible Loan or to determine whether any document is valid and binding, any assignments or endorsements are in proper form or to inspect, review or examine any documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose.

            Section 7. Obligation to Remit Subsequent Payments and Forward Communications.

            (A) Any payment received by the Seller with respect to amounts accrued after the date of the related Bill of Sale for any Purchased Loan sold to the Purchaser, which payment is not reflected in the related Loan Transmittal Summary Form, shall be received by the Seller in trust for the account of the Purchaser and the Seller hereby disclaims any title to or interest in any such amounts. Within two (2) Business Days following the date of receipt, the Seller shall remit to the Purchaser an amount equal to any such payments along with a listing on a form provided by the Purchaser identifying the Purchased Loans with respect to which such payments were made, the amount of each such payment and the date each such payment was received.

            (B) Any written communication received at any time by the Seller with respect to any Loan subject to this Master Terms Sale Agreement or the related Sale Agreement shall be transmitted by the Seller to the Servicer within two (2) Business Days of receipt. Such communications shall include, but not be limited to, letters, notices of death or disability, notices of bankruptcy, forms requesting deferment of repayment or loan cancellation, and like documents.

            Section 8. Continuing Obligation of Seller. The Seller shall provide all reasonable assistance necessary for the Purchaser to resolve account problems raised by any Borrower, the Guarantor or the Secretary provided such account problems are attributable to or are alleged to be attributable to (a) an event occurring during the period the Seller owned the related Purchased Loan, or (b) a payment made or alleged to have been made to the Seller. Further, the Seller agrees to execute any financing statements at the request of the Purchaser in order to reflect the Purchaser's interest in the Loans.

            Section 9. Liability of the Seller; Indemnities. The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Master Terms Sale Agreement and each related Sale Agreement.

                  (i) The Seller shall indemnify, defend and hold harmless the
            Purchaser and the Eligible Lender Trustee in its individual capacity and their officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Basic Documents (except any such income taxes arising out of fees paid to the Eligible Lender Trustee), including any sales, gross receipts, general corporation, tangible and intangible personal property, privilege or license taxes (but, in the case of the Purchaser, not including any taxes asserted with respect to, and as of the date of, the sale of the Purchased Loans to the Eligible Lender Trustee for the benefit of the Purchaser, or asserted with respect to ownership of the Trust Student Loans) and costs and expenses in defending against the same.

                  (ii) The Seller shall indemnify, defend and hold harmless the
            Purchaser and the Eligible Lender Trustee in its individual capacity and their officers, directors, employees and agents of the Purchaser and the Eligible Lender Trustee from and against any and all costs, expenses (including, without limitation, costs and expenses of litigation and of investigation counsel fees, damages, judgments and amounts paid in settlement), losses, claims, damages and liabilities arising out of, or imposed upon such Person through, the Seller's willful misfeasance, bad faith or negligence in the performance of its duties under this Master Terms Sale Agreement or by reason of reckless disregard of its obligations and duties under this Master Terms Sale Agreement.

                  (iii) The Seller shall be liable as primary obligor for, and shall indemnify, defend and hold harmless the Eligible Lender Trustee in its individual capacity and its officers, directors, employees and agents from and against, all costs, expenses, losses, claims, damages, obligations and liabilities arising out of, incurred in connection with or relating to the Sale Agreement, the other Basic Documents, the acceptance or performance of the trusts and duties set forth herein and in the Sale Agreement or the action or the inaction of the Eligible Lender Trustee hereunder, except to the extent that such cost, expense, loss, claim, damage, obligation or liability: (a) shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Eligible Lender Trustee, (b) shall arise from any breach by the Eligible Lender Trustee of its covenants in its individual capacity under any of the Basic Documents; or (c) shall arise from the breach by the Eligible Lender Trustee of any of its representations or warranties in its individual capacity set forth in this Master Terms Sale Agreement or any Sale Agreement.

            Indemnification under this Section 9 shall survive the resignation or removal of the Eligible Lender Trustee and the termination of this Master Terms Sale Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Seller shall have made any indemnity payments pursuant to this Section and the Person to or for the benefit of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Seller, without interest.

            Section 10. Merger or Consolidation of, or Assumption of the Obligations of, the Seller. Any Person (a) into which the Seller may be merged or consolidated, (b) which may result from any merger or consolidation to which the Seller shall be a party or (c) which may succeed to the properties and assets of the Seller substantially as a whole, shall be the successor to the Seller without the execution or filing of any document or any further act by any of the parties to this Master Terms Sale Agreement; provided, however, that the Seller hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Person, if other than the Seller, executes an agreement of assumption to perform every obligation of the Seller under this Master Terms Sale Agreement, each Sale Agreement and each Bill of Sale; (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 5 herein shall have been breached; (iii) the surviving Person, if other than the Seller, shall have delivered to the Purchaser an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Master Terms Sale Agreement relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction; (iv) if the Seller is not the surviving entity, such transaction will not result in a material adverse Federal or state tax consequence to the Purchaser or the Noteholders and
(v) if the Seller is not the surviving entity, the Seller shall have delivered to the Purchaser an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Purchaser and the Eligible Lender Trustee, respectively, in the Purchased Loans and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.

            Section 11. Limitation on Liability of Seller and Others. The Seller and any director or officer or employee or agent thereof may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder (provided that such reliance shall not limit in any way the Seller's obligations under Section 5 herein). The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Master Terms Sale Agreement or any Sale Agreement, and that in its opinion may involve it in any expense or liability. Except as provided herein, the repurchase (or substitution) and reimbursement obligations of the Seller will constitute the sole remedy available to the Purchaser for uncured breaches; provided, however, that the information with respect to the Purchased Loans listed on the related Bill of Sale may be adjusted in the ordinary course of business subsequent to the date of the related Bill of Sale and to the extent that the aggregate Principal Balance listed on the related Bill of Sale is less than the aggregate Principal Balance stated on the related Bill of Sale, the Seller shall remit such amount to the Eligible Lender Trustee for the benefit of the Purchaser. Such reconciliation payment shall be made from time to time but no less frequently than semi-annually.

            Section 12. Limitation on Liability of Eligible Lender Trustee and Owner Trustee. (A) Notwithstanding anything contained herein to the contrary, this Master Terms Sale Agreement and any Sale Agreement have been signed by Citibank, N.A., not in its individual capacity but solely in its capacity as Eligible Lender Trustee for the Purchaser and the Eligible Lender Trustee for the Seller, as the case may be, and in no event shall Citibank, N.A. in its individual capacity, have any liability for the representations, warranties, covenants, agreements or other obligations of the Purchaser or of the Seller under this Master Terms Sale Agreement or any Sale Agreement or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Purchaser or the Seller, as the case may be.

            (B) It is expressly understood and agreed by the parties hereto that
(a) this Agreement is executed and delivered by Citibank, N.A., not individually or personally but solely as Eligible Lender Trustee for the Purchaser and Eligible Lender Trustee for the Seller, in the exercise of the powers and authority conferred and vested in it under the Eligible Lender Trust Agreements,
(b) under no circumstances shall Citibank, N.A. be personally liable for the payment of any indebtedness or expenses of the Purchaser or the Seller or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Purchase or the Seller under this Agreement or any other Sale Agreement, and (c) all Persons having any claim against the Purchaser or the Seller by reason of the transactions contemplated by this Agreement or any other Sale Agreement shall look only to the Purchaser or the Seller, respectively, for payment or satisfaction thereof.

            (C) Notwithstanding anything contained herein to the contrary, this Master Terms Sale Agreement and any Sale Agreement have been signed by Wilmington Trust Company, not in its individual capacity but solely in its capacity as Owner Trustee for the Purchaser, and in no event shall Wilmington Trust Company in its individual capacity, have any liability for the representations, warranties, covenants, agreements or other obligations of the Owner Trustee, the Purchaser or of the Seller, respectively, under this Master Terms Sale Agreement or any Sale Agreement or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Purchaser or the Seller, as the case may be.

            Section 13. Expenses. Except as otherwise provided herein or in the Indenture, the Seller and the Purchaser shall each pay its own expense incurred in connection with the preparation, execution and delivery of this Master Terms Sale Agreement or any Sale Agreement and the transactions contemplated herein or therein.

            Section 14. Survival of Covenants/Supersession. All covenants, agreements, representations and warranties made herein and in or pursuant to any Sale Agreements executed pursuant to this Master Terms Sale Agreement shall survive the consummation of the acquisition of the Purchased Loans provided for in the related Sale Agreement. All covenants, agreements, representations and warranties made or furnished pursuant hereto by or for the benefit of the Seller shall bind and inure to the benefit of any successors or assigns of the Purchaser and the Eligible Lender Trustee on behalf of the Purchaser and shall survive with respect to each Purchased Loan. Each Sale Agreement supersedes all previous agreements and understandings between the Purchaser and the Seller with respect to the subject matter thereof. A Sale Agreement may be changed, modified or discharged, and any rights or obligations hereunder may be waived, only by a written instrument signed by a duly authorized officer of the party against whom enforcement of any such waiver, change, modification or discharge is sought. The waiver by the Purchaser of any covenant, agreement, representation or warranty required to be made or furnished by the Seller or the waiver by the Purchaser of any provision herein contained or contained in any Sale Agreement shall not be deemed to be a waiver of any breach of any other covenant, agreement, representation, warranty or provision herein contained or contained in any Sale Agreement, nor shall any waiver or any custom or practice which may evolve between the parties in the administration of the terms hereof or of any Sale Agreement, be construed to lessen the right of the Purchaser to insist upon the performance by the Seller in strict accordance with said terms.

            Section 15. Communication and Notice Requirements. All communications, notices and approvals provided for hereunder shall be in writing and mailed or delivered to the Seller or the Purchaser, as the case may be, addressed as set forth in the Sale Agreement or at such other address as either party may hereafter designate by notice to the other party. Notice given in any such communication, mailed to the Seller or the Purchaser by appropriately addressed registered mail, shall be deemed to have been given on the day following the date of such mailing.

            Section 16. Form of Instruments. All instruments and documents delivered in connection with this Master Terms Sale Agreement and any Sale Agreement, and all proceedings to be taken in connection with this Master Terms Sale Agreement and any Sale Agreement and the transactions contemplated herein and therein, shall be in a form as set forth in the attachments hereto, and the Purchaser shall have received copies of such documents as it or its counsel shall reasonably request in connection therewith. Any instrument or document which is substantially in the same form as an attachment hereto or a recital herein will be deemed to be satisfactory as to form.

            Section 17. Amendment. This Master Terms Sale Agreement, any Sale Agreement, any Bill of Sale and any document or instrument delivered in accordance herewith or therewith may be amended by the parties thereto without the consent of the related Noteholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in the related document or of modifying in any manner the rights of such Noteholders; provided that such action will not, in the opinion of counsel satisfactory to the related Indenture Trustee and Eligible Lender Trustee, materially and adversely affect the interest of any such Noteholder.

            In addition, this Master Terms Sale Agreement, any Sale Agreement and any document or instrument delivered in accordance herewith or therewith may also be amended from time to time by the Seller, the Eligible Lender Trustee and the Purchaser, with the consent of the Noteholders of Notes evidencing a majority of the Outstanding Amount of the Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in the related document or modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the time of, collections of payments with respect to Loans or distributions that shall be required to be made for the benefit of the Noteholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes, the Noteholders of which are required to consent to any such amendment, without the consent of all outstanding Noteholders.

            Promptly after the execution of any such amendment or consent (or, in the case of the Rating Agencies, five Business Days prior thereto), the Eligible Lender Trustee shall furnish written notification of the substance of such amendment or consent to the Indenture Trustee, and each of the Rating Agencies.

            It shall not be necessary for the consent of Noteholders pursuant to this Section 17 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

            Prior to the execution of any amendment to this Master Terms Sale Agreement, the Eligible Lender Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that execution of such amendment is authorized or permitted by this Sale Agreement and the Opinion of Counsel referred to in Section 7.1(i)(i) of the Administration Agreement. The Eligible Lender Trustee may, but shall not be obligated to, enter into any such amendment which affects the Eligible Lender Trustee's own rights, duties or immunities under this Master Terms Sale Agreement or otherwise.

            Section 18. Nonpetition Covenants. Notwithstanding any prior termination of this Master Terms Sale Agreement, the Seller and the Eligible Lender Trustee shall not acquiesce, petition or otherwise invoke or cause the Purchaser to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Purchaser under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Purchaser or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Purchaser.

            Notwithstanding any prior termination of this Master Terms Sale Agreement, the Eligible Lender Trustee and the Purchaser shall not acquiesce, petition or otherwise invoke or cause the Seller to invoke the process of commencing or sustaining a case against the Seller under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller.

            Section 19. Assignment. As of the date hereof, the Seller and the Eligible Lender Trustee each hereby assigns to the Purchaser its entire right, title and interest as purchaser and as the Eligible Lender Trustee under (i) the Master Terms Purchase Agreement and (ii) any Purchase Agreement thereunder and acknowledges that the Purchaser and the Eligible Lender Trustee on behalf of the Purchaser will assign the same, together with the right, title and interest of the Purchaser and the Eligible Lender Trustee hereunder, to the Indenture Trustee under the Indenture.

            Section 20. Governing Law. This Master Terms Sale Agreement and any Sale Agreements shall be governed by and construed in accordance with the laws of the State of New York without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties, hereunder shall be determined in accordance with such laws.

                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties hereto have caused this Master Terms Sale Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.


SLC STUDENT LOAN RECEIVABLES I, INC.     SLC STUDENT LOAN TRUST 2005-3

(Seller) (Purchaser)

                                         by Wilmington Trust Company, not in
                                         its individual capacity but solely as
                                         Owner Trustee

By:  /s/ Bradley Svalberg                By:  /s/  Dorri E. Wolhar
-------------------------------------        -----------------------------------
   Name: Bradley Svalberg                   Name: Dorri E. Wolhar
   Title: Treasurer                         Title: Financial Services Officer

CITIBANK, N.A., not in its individual
capacity but solely as Eligible Lender
Trustee for Seller and Purchaser


By:  /s/  Kristen Driscoll
   -----------------------------------
   Name: Kristen Driscoll
   Title: Vice President

                                                                    Attachment A


                                 SALE AGREEMENT
                          Dated as of December 15, 2005


                             SALE AGREEMENT NUMBER 1

            Pursuant to the Master Terms Sale Agreement (as defined below), each of Citibank, N.A. as Eligible Lender Trustee (the "Eligible Lender Trustee") for the benefit of SLC Student Loan Receivables I, Inc. (the "Seller") and the Seller hereby offers for sale to SLC Student Loan Trust 2005-3 (the "Purchaser") the entire right, title (and with respect to legal title, to the Eligible Lender Trustee for the benefit of and on behalf of the Purchaser under the Eligible Lender Trust Agreement, dated as of December 15, 2005, between the Purchaser and the Eligible Lender Trustee) and interest of the Seller and the Eligible Lender Trustee in the Loans described in the related Bill of Sale and related Loan Transmittal Summary Form incorporated herein and, to the extent indicated below, the Purchaser and the Eligible Lender Trustee on behalf of the Purchaser accept the Seller's and the Eligible Lender Trustee's offer. In order to qualify as Eligible Loans, no payment of principal or interest shall be more than two hundred and ten (210) days past due as of the Cutoff Date, which shall be the Closing Date.

                         TERMS, CONDITIONS AND COVENANTS

            In consideration of the Purchase Price, each of the Seller and the Eligible Lender Trustee on behalf of the Seller hereby sells to the Purchaser and the Eligible Lender Trustee on behalf of the Purchaser the entire right, title and interest of the Seller (and with respect to legal title, the Eligible Lender Trustee on behalf of the Seller) in the Loans accepted for purchase, subject to all the terms and conditions of the Master Terms Sale Agreement, dated as of December 15, 2005 (the "Master Terms Sale Agreement"), and any amendments thereto, each incorporated herein by reference, among the Seller, the Purchaser, and the Eligible Lender Trustee. The Initial Payment for the Loans shall equal $1,006,661,221.87, equal to $1,023,684,185 (representing the sale price of the Notes less underwriters' discounts and fees), less $2,525,763 (representing the Reserve Account Initial Deposit), less $13,700,000 (representing the Capitalized Interest Account Initial Deposit), and less $797,200 (representing the Collection Account Initial Deposit).

            This document shall constitute a Sale Agreement as referred to in the Master Terms Sale Agreement and, except as modified herein, each term used herein shall have the same meaning as in the Master Terms Sale Agreement. All references in the Master Terms Sale Agreement to Loans, Eligible Loans or Purchased Loans, as applicable, shall be deemed to refer to the Loans governed by this Sale Agreement. The Seller hereby makes all the representations and warranties set forth in Sections 5(A) and (B) of the Master Terms Sale Agreement and makes such representations and warranties with respect to the Loans governed by this Sale Agreement.

            Each of the Seller and the Eligible Lender Trustee for the benefit of the Seller authorizes the Eligible Lender Trustee for the benefit of the Purchaser to use a copy of the related Bill of Sale, including the Loan Transmittal Summary Form attached to the Bill of Sale (in lieu of OE Form 1074) as official notification to the applicable Guarantor of assignment to the Eligible Lender Trustee on behalf of the Purchaser of the Loans purchased pursuant hereto on the Closing Date.

            The parties hereto intend that the transfer of Purchased Loans described in the related Bill of Sale and related Loan Transmittal Summary Form be, and be construed as, a valid sale of such Purchased Loans from the Seller (and with respect to legal title, the Eligible Lender Trustee for the benefit of and on behalf of the Seller) to the Purchaser (and with respect to legal title, the Eligible Lender Trustee for the benefit of and on behalf of the Purchaser). However, in the event that notwithstanding the intentions of the parties, such transfer is deemed to be a transfer for security, then the Seller hereby grants to the Purchaser a first priority security interest in and to all Purchased Loans described in the related Bill of Sale and related Loan Transmittal Summary Form to secure a loan in an amount equal to the Purchase Price of such Purchased Loans.

                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties hereto have caused this Sale Agreement Number 1 to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.


SLC STUDENT LOAN RECEIVABLES I, INC.     SLC STUDENT LOAN TRUST 2005-3

(Seller) (Purchaser)

                                         by Wilmington Trust Company, not in
                                         its individual capacity but solely as
                                         Owner Trustee

By:  /s/ Bradley Svalberg               By:  /s/Dorri E. Wolhar
   -----------------------------            ------------------------------------
   Name: Bradley Svalberg                   Name: Dorri E. Wolhar
   Title: Treasurer                         Title: Financial Services Officer

CITIBANK, N.A., not in its individual
capacity but solely as Eligible Lender
Trustee for Seller and Purchaser


By:  /s/ Kristen Driscoll
   -----------------------------
   Name: Kristen Driscoll
   Title: Vice President

                                                                    Attachment B

                             SALE AGREEMENT NUMBER 1
                 BLANKET ENDORSEMENT DATED DECEMBER 15, 2005

            Citibank, N.A. not in its individual capacity but solely as Eligible Lender Trustee (the "Eligible Lender Trustee") for the benefit of SLC Student Loan Receivables I, Inc. (the "Seller"), by execution of this instrument, hereby endorses the attached promissory note which is one (1) of the promissory notes (the "Notes") described in the Bill of Sale dated the date hereof executed by the Seller and the Eligible Lender Trustee for the benefit of the Seller in favor of the Eligible Lender Trustee on behalf of SLC Student Loan Trust 2005-3 (the "Purchaser"). This endorsement is in blank, unrestricted form and without recourse except as provided in Section 6 of the Master Terms Sale Agreement referred to in the Sale Agreement, dated as of December 15, 2005, among the Seller, the Purchaser and the Eligible Lender Trustee which covers the promissory note.

            This endorsement may be effected by attaching either this instrument or a facsimile hereof to each or any of the Notes.

            Notwithstanding the foregoing, the Eligible Lender Trustee for the benefit of the Seller agrees to individually endorse each Note in the form provided by the Purchaser as the Purchaser may from time to time require or if such individual endorsement is required by the Guarantor of the Note.

            THE SALE AND PURCHASE OF THE PURCHASED LOANS SHALL BE SUBJECT TO THE TERMS, CONDITIONS AND COVENANTS, INCLUDING THIS BLANKET ENDORSEMENT, AS SET FORTH IN THE MASTER TERMS SALE AGREEMENT. BY EXECUTION HEREOF, THE SELLER ACKNOWLEDGES THAT THE SELLER HAS READ, UNDERSTANDS AND AGREES TO BE BOUND BY ALL TERMS, CONDITIONS AND COVENANTS OF THE SALE AGREEMENT. THE SALE AND PURCHASE SHALL BE CONSUMMATED UPON THE PURCHASER'S PAYMENT TO THE SELLER OF THE INITIAL PAYMENT AS DEFINED IN THE MASTER TERMS SALE AGREEMENT AND, UNLESS OTHERWISE AGREED BY THE SELLER AND THE PURCHASER, SHALL BE EFFECTIVE AS OF THE DATE OF THE RELATED BILL OF SALE.

                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties hereto have caused this Blanket Endorsement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SELLER                                   PURCHASER

Citibank, N.A., not in its individual    SLC Student Loan Trust 2005-3, by
capacity but solely as Eligible Lender   Wilmington Trust Company, not in its
Trustee for the Benefit of SLC Student   individual capacity but solely as
Loan Receivables I, Inc.                 Owner Trustee


Lender Code:___________________________  By:  /s/ Dorri E. Wolhar
                                             -----------------------------------
                                            (Signature of Authorized Signatory
By: /s/  Kristen Driscoll                    for Purchase)
    -----------------------------------
   (Signature of Authorized Officer)
                                         Name: Dorri E. Wolhar
                                         Title: Financial Services Officer
Name: Kristen Driscoll                   Date of Purchase: 12/15/2005
Title: Vice President

                                         Citibank, N.A., not in its individual
                                         capacity but solely as Eligible Lender
                                         Trustee for the Benefit of SLC Student
                                         Loan Trust 2005-3


                                         By: /s/ Kristen Driscoll
                                             -----------------------------------
                                            (Signature of Authorized Officer)


                                         Name: Kristen Driscoll
                                         Title: Vice President

                                                                    Attachment C

                      BILL OF SALE DATED DECEMBER 15, 2005

            The undersigned SLC Student Loan Receivables I, Inc. (the "Seller") and Citibank, N.A. not in its individual capacity but solely as Eligible Lender Trustee (the "Eligible Lender Trustee") on behalf of the Seller under the Eligible Lender Trust Agreement, dated as of December 15, 2005, between the Seller and the Eligible Lender Trustee, for value received and pursuant to the terms and conditions of Sale Agreement Number 1, dated as of December 15, 2005 ("Sale Agreement"), among the Seller, SLC Student Loan Trust 2005-3 (the "Purchaser") and the Eligible Lender Trustee, do hereby sell, assign and convey to the Purchaser (and with respect to legal title, the Eligible Lender Trustee on behalf of the Purchaser) and its assignees all right, title and interest of the Seller (and with respect to legal title, the Eligible Lender Trustee on behalf of the Seller), including the insurance interest of the Seller under the Federal Family Education Loan Program (20 U.S.C. 1071 et seq.), that the Purchaser and the Eligible Lender Trustee on behalf of the Purchaser have accepted for purchase. The portfolio of Loans accepted for purchase by the Eligible Lender Trustee on behalf of the Purchaser and the effective date of sale and purchase are described below and the individual accounts are listed on the Schedule A attached hereto.

            The Seller hereby makes the representations and warranties set forth in Section 5 of the Master Terms Sale Agreement incorporated by reference in the Sale Agreement. The Seller and the Eligible Lender Trustee on behalf of the Seller authorize the Eligible Lender Trustee on behalf of the Purchaser to use a copy of this document (in lieu of OE Form 1074) as official notification to the Guarantor(s) of assignment to the Eligible Lender Trustee on behalf of the Purchaser of the related Loans on the Closing Date.

                       LISTING OF LOANS ON FOLLOWING PAGE

CERTAIN OTHER LOAN CRITERIA

o     Not in claims status, not previously rejected

o     Not in litigation

o     Last disbursement was on or before the Cutoff Date

o     Loan is not swap-pending


*Based upon the Seller's estimated calculations, which may be adjusted upward or downward based upon the Purchaser's reconciliation.


**Includes interest to be capitalized.

Guarantor(s):

California Student Aid Commission

Educational Credit Management Corporation of Virginia

Illinois Student Assistance Commission

Kentucky Higher Education Assistance Authority

Louisiana Student Financial Assistance Commission

Nebraska Student Loan Program

New York State Higher Education Services Corporation

Rhode Island Higher Education Assistance Authority

Student Loan Guarantee Fund/Arkansas

Tennessee Student Assistance Corporation

Texas Guaranteed Student Loan Corporation

United Student Aid Funds, Inc.

                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties hereto have caused this Bill of Sale to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.


SELLER                                   PURCHASER

SLC Student Loan Receivables I, Inc.     SLC Student Loan Trust 2005-3, by
                                         Wilmington Trust Company, not in its
                                         individual capacity but solely as
750 Washington Blvd.                     Owner Trustee
Stamford, Connecticut 06901

                                         By:  /s/ Dorri. E. Wolhar
Lender Code:___________________________     ------------------------------------
                                            (Signature of Authorized Signatory
                                            for Purchase)
By: /s/ Bradley Svalberg
   ------------------------------------
   (Signature of Authorized Officer)     Name: Dorri E. Wolhar
                                         Title: Financial Services Officer
                                         Date of Purchase: 12/15/2005
Name: Bradley Svalberg
Title: Treasurer

Citibank, N.A., not in its individual
capacity but solely as Eligible Lender
Trustee for the Benefit of SLC Student
Loan Receivables I, Inc. and SLC
Student Loan Trust 2005-3


By:  /s/ Kristen Driscoll
   ------------------------------------
   (Signature of Authorized Officer)


Name: Kristen Driscoll
Title: Vice President